Prospectus Supplement	March 26, 2010

Putnam Global Equity Fund - Statutory and Summary Prospectuses dated February 28, 2010

The section Investments, risks, and performance – Investments is revised in its entirety to read:

Investments, risks, and performance

Investments

We invest mainly in common stocks (growth or value stocks or both) of midsize and large companies worldwide that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We may consider, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We invest mainly in developed countries, but may invest in emerging markets. Emerging markets include countries in the MSCI Emerging Markets Index (ND) or that we consider to be equivalent to those in the MSCI Emerging Markets Index (ND) based on their level of economic development or the size and experience of their securities markets. We may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

PUTNAM INVESTMENTS	261234 3/10